Financial instruments by category (Details 1) - BRL (R$) R$ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Amortized cost:
Cash and cash equivalents	R$ 1,829,097	R$ 1,794,362	R$ 1,640,065	R$ 1,403,955
Trade and other receivables	(36,994,135)	(23,657,402)
Other receivables	180,517	206,486
Judicial deposits	44,855	40,224
Investment	1,651	1,406
Fair value through other comprehensive income
Financial investments	1,103,299	782,647
Financial assets total	R$ 40,153,554	R$ 26,482,527